UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 10, 2010
LINCOLN ELECTRIC HOLDINGS, INC.
(Exact name of registrant as specified in charter)

Ohio	0-1402	34-1860551
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
22801 St. Clair Avenue
Cleveland, Ohio 44117
(Address of principal executive offices) (Zip Code)
(216) 481-8100
(Registrant’s telephone number, including area code)
Not applicable
(Former name and former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d)	On February 10, 2010, the Board of Directors of Lincoln Electric Holdings, Inc. (the “Company”) increased the size of the Board from ten to eleven members and elected Christopher L. Mapes to fill the resulting vacancy. Mr. Mapes was elected to the class of 2011. Mr. Mapes, 48, is Executive Vice President of A.O. Smith Corporation and the President of its Electrical Products unit. Mr. Mapes was appointed to the Audit and Finance Committees of the Board. A copy of the press release announcing Mr. Mapes’ election is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The Board has determined that Mr. Mapes is independent under the Nasdaq listing standards. There is no arrangement or understanding between Mr. Mapes and any other persons pursuant to which Mr. Mapes was elected as a director. During 2009, the Company purchased approximately $671,000 worth of products from A.O. Smith and A.O. Smith purchased approximately $2.8 million worth of products from the Company, all in connection with ordinary course of business transactions. The Company believes that the transactions with A.O. Smith were on terms no less favorable to the Company than those that could have been obtained from unaffiliated parties. The transactions with A.O. Smith were reviewed and approved by the Audit Committee of the Board.

Upon his election, Mr. Mapes received a grant of 726 shares of restricted stock under the Company’s 2006 Stock Plan for Non-Employee Directors. The shares of restricted stock vest in three years. Mr. Mapes will receive additional compensation pursuant to the Company’s non-employee director compensation program, which is described most recently in the Company’s 2009 proxy statement.

The Company will enter into an Indemnification Agreement with Mr. Mapes in the same form that the Company has entered into with its other directors and executive officers. The form of the Indemnification Agreement was filed as Exhibit A to The Lincoln Electric Company’s 1987 proxy statement and is incorporated herein by reference. The Indemnification Agreement supplements the indemnification coverage afforded by the Company’s Code of Regulations and Ohio law.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.
10.1	Form of Indemnification Agreement (filed as Exhibit A to The Lincoln Electric Company 1987 proxy statement, SEC File No. 0-1402, and incorporated herein by reference and made a part hereof).

99.1	Press release of Lincoln Electric Holdings, Inc. dated February 15, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN ELECTRIC HOLDINGS, INC.
Date: February 16, 2010	By:	/s/ Vincent K. Petrella
Vincent K. Petrella
Senior Vice President, Chief Financial Officer and Treasurer (principal financial and accounting officer)

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Form of Indemnification Agreement (filed as Exhibit A to The Lincoln Electric Company 1987 proxy statement, SEC File No. 0-1402, and incorporated herein by reference and made a part hereof).

99.1	Press release of Lincoln Electric Holdings, Inc. dated February 15, 2010.